SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 22, 2004
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                          HUTCHINSON TECHNOLOGY INCORPORATED
    ------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)


       Minnesota                        0-14709                  41-0901840
------------------------        -----------------------     --------------------
(State of Incorporation)        (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)


          40 West Highland Park Drive N.E.
                Hutchinson, Minnesota                                55350
------------------------------------------------------         -----------------
      (Address of Principal Executive Offices)                    (Zip Code)


                                 (320) 587-3797
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.
         ------------

         On July 22, 2004, Hutchinson Technology Incorporated (the "Company") issued a press release announcing that its Board of Directors had approved a share repurchase program authorizing the Company to repurchase up to two million shares of the Company's common stock from time to time. A press release announcing the Company's share repurchase program is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)      Exhibit
               -------

                  99       Press Release dated July 22, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HUTCHINSON TECHNOLOGY INCORPORATED


Date:  July 22, 2004            /s/ John A. Ingleman
                               -----------------------------------------------
                                    John A. Ingleman
                                    Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

No.             Description                                 Manner of Filing
---             -----------                                 ----------------

99              Press Release dated July 22, 2004           Filed Electronically